(front of card)
                          FIRST SIERRA FINANCIAL, INC.
                               600 TRAVIS STREET
                                  SUITE 7050
                               HOUSTON, TX 77002


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST SIERRA
     FINANCIAL, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                              , 1998
                              -----------

     The undersigned stockholder(s) of First Sierra Financial, Inc. ("First Sierra") hereby constitute(s) and appoint(s) Thomas J. Depping and Sandy B. Ho and each of them acting individually, with full power of substitution and revocation, the true and lawful attorney or attorneys and proxies of the undersigned to vote all shares of the common stock, par value $.01 per share, of First Sierra (the "First Sierra Common Stock") owned by or of record in the name of the undersigned, at the special meeting of the stockholders of First
Sierra to be held on               , 1998  at
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(the "Special Meeting"), or at any adjournments or postponements thereof, for the purposes listed on the reverse side hereof.

     This Proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE OF THIS PROXY. This Proxy may be revoked at any time before it is voted at the Special Meeting by either (i) (a) executing and returning a proxy bearing a later date or (b) filing written notice of such revocation with First Sierra at 600 Travis Street, Suite 7050, Houston, TX 77002, Fax Number:
(713) 221-1818, Attention: Sandy B. Ho or (ii) attending the Special Meeting and voting in person.

                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE



                          (continued on reverse side)
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                            (reverse side of card)

THE BOARD OF DIRECTORS OF FIRST SIERRA UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

(1) Approval of Issuance of Shares of First Sierra Common Stock in connection with Merger with Oliver-Allen Corporation, Inc.:

     Approve the issuance of shares of First Sierra Common Stock pursuant to an Agreement and Plan of Merger, dated as of June 10, 1998, by and among First Sierra, Sierra Acquisition Corporation I ("Acquisition") and Oliver-Allen Corporation, Inc. ("Oliver-Allen"), providing for, among other things, the merger of Acquisition with and into Oliver-Allen (the
     "Merger") and the conversion of each outstanding share of Oliver-Allen common stock, par value $10 per share, into a number of shares of First Sierra Common Stock, determined by dividing (i) $79,000,000 minus any transaction fees in excess of $5,100,000 by (ii) $25, and then dividing the quotient thereof by the aggregate number of shares of common stock of Oliver-Allen issued and outstanding as of the effective time of the Merger.

(2)  Approval of Amendment to Restated Certificate of Incorporation:

     Approve an Amendment to the Restated Certificate of Incorporation of First Sierra to increase the number of authorized shares of First Sierra Common Stock from 25,000,000 to 100,000,000.

        FOR              AGAINST          ABSTAIN
        [   ]             [  ]            [   ]

(3)  Amendment to 1997 Stock Option Plan

     Approved an amendment to First Sierra's 1997 Stock Option Plan to increase the number of shares of First Sierra Common Stock reserved for issuance thereunder to 20% of the shares of First Sierra Common Stock outstanding at any given time.

        FOR              AGAINST          ABSTAIN
        [   ]             [  ]            [   ]

Should any other matters requiring a vote of the stockholders arise, the attorneys above are authorized to vote the same in accordance with their best judgment in the best interest of First Sierra. Management is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

                              MARK HERE FOR ADDRESS
                              CHANGE AND NOTE AT LEFT  [  ]

                              Please mark, date and sign exactly as your name(s) appear(s) at left and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, guardian, etc., please give full title. If the signer is a corporation, please sign the full corporate name, by fully authorized officer. If shares are held jointly, each stockholder named should sign.


Signature:              Date:         Signature:            Date:
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